SUMMARY PROSPECTUS

OCTOBER 1, 2011

TIAA-CREF MANAGED ALLOCATION FUND

of the TIAA-CREF Funds

Class Ticker: Retail TIMRX Retirement TITRX Institutional TIMIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfma. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated October 1, 2011, as subsequently supplemented, and the sections of the Fund’s shareholder reports dated September 30, 2010 and May 31, 2011 from “Summary Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Fund will pursue this goal through a “fund of funds” approach, whereby the Fund will make investments primarily in other mutual funds.

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FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Institutional Class
Management Fees	—	—	—
Distribution (Rule 12b-1) Fees[1]	0.12%	—	—
Other Expenses	0.14%	0.31%	0.06%
Acquired Fund Fees and Expenses[2]	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	0.68%	0.73%	0.48%
Waivers and Expense Reimbursements[3]	0.01%	0.06%	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.67%	0.67%	0.42%

1

The Retail Class of the Fund has adopted a Distribution (12b-1) Plan that reimburses the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for its expenses in providing distribution, promotional and/or shareholder services to Retail Class shares at the annual rate of up to 0.25% of average daily net assets attributable to Retail Class shares.

2

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s May 31, 2011 annual report.

3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: (i) 0.25% of average daily net assets for Retail Class shares; (ii) 0.25% of average daily net assets for Retirement Class shares; and (iii) 0.00% of average daily net assets for Institutional Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2012, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example

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assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement agreement will remain in place through September 30, 2012 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Institutional Class
1 Year	$68	$68	$43
3 Years	$217	$227	$148
5 Years	$378	$400	$263
10 Years	$846	$901	$598

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2010, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio. During the eight-month fiscal period ended May 31, 2011, the Fund’s portfolio turnover rate was 10% (not annualized) of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that invests in Institutional Class shares of other funds of TIAA-CREF Funds and potentially in other investment pools or investment products (collectively, the “Underlying Funds”). The Fund invests in Underlying Funds according to a relatively stable asset allocation strategy and will generally seek to meet its investment objective by investing: (1) approximately 60% of its assets in equity Underlying Funds including up to 5% of its assets in real estate Underlying Funds; and (2) approximately 40% of its assets in fixed-income Underlying Funds (“target allocations”).

The Fund currently intends to invest in the following equity Underlying Funds: Growth & Income Fund, International Equity Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, Emerging Markets Equity Fund, Small-Cap Equity Fund, Enhanced International Equity Index Fund, Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund and Real Estate Securities Fund.

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The Fund currently intends to invest in the following fixed-income Underlying Funds: Bond Plus Fund, Short-Term Bond Fund, High-Yield Fund and Inflation-Linked Bond Fund

As a result of its investments in the Underlying Funds, the Managed Allocation Fund’s returns will reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the Underlying Funds, the portfolio managers monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the portfolio managers believe that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, they can adjust the percentage of investments in these Underlying Funds up or down by up to 10%. At any given time the Fund may hold between 0 to 5% of its assets in real estate funds. The Fund’s composite benchmark is a composite of three benchmark indices representing three types of market sectors within the equity and fixed-income Underlying Fund asset classes, i.e., domestic equity, international equity and fixed-income. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Fund’s Composite Index” below.

The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and long-term bonds, the Fund would normally increase its investments in the Short-Term Bond Fund. The Fund will have less than 5% of its assets in the High-Yield Fund.

The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if Advisors believes market conditions warrant. For example, the Fund might increase its holdings in fixed-income funds in periods when Advisors believes equity markets will decline.

As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Board has authorized the Fund to invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Fund may use investments in ETFs and ETNs to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

For flexibility in meeting redemptions, expenses and the timing of new investments, and as a short-term defense during periods of unusual volatility,

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the Fund may invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. The Fund cannot guarantee that this strategy will be successful.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2011, are listed in the chart below. These allocations will change over time.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
EQUITY	59.72%	U.S. Equity	44.61%	• Enhanced Large-Cap Growth Index Fund	8.39%
				• Large-Cap Growth Fund	8.21%
				• Enhanced Large-Cap Value Index Fund	8.20%
				• Large-Cap Value Fund	7.95%
				• Growth & Income Fund	6.83%
				• Small-Cap Equity Fund	3.83%
				• Mid-Cap Value Fund	0.62%
				• Mid-Cap Growth Fund	0.58%
		International Equity	15.11%	• International Equity Fund	5.72%
				• Enhanced International Equity Index Fund	5.71%
				• Emerging Markets Equity Fund	3.68%
FIXED-INCOME	40.28%	Fixed-Income	40.28%	• Bond Plus Fund	40.28%
Total	100.00%	100.00%		100.00%

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Underlying Funds, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Equity Investments Risk—A significant portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity investments. Equity investments generally have greater price volatility than fixed income instruments.

• Market Risk—The risk that market prices of investments held by an Underlying Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

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• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of its financial instruments over short or extended periods of time.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of an Underlying Fund’s portfolio securities.

• Risks of Growth Investing—The risks that growth stocks can perform differently from the market as a whole and other types of stocks. Growth stocks can also be more volatile, and experience sharper price fluctuations, than other stocks.

• Risks of Value Investing—The risks that value stocks can perform differently from the market as a whole and other types of stocks. Value stocks can also continue to be undervalued by the market for long periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments

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of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

• Enhanced Index Risk—Certain Underlying Funds that are enhanced index funds may underperform their benchmark index due to differences between the investments of the Underlying Funds and their respective benchmark indices.

• Quantitative Analysis Risk—The risk that stocks selected by the Fund’s or an Underlying Fund’s investment adviser using quantitative modeling and analysis could perform differently from the market as a whole.

• Fixed-Income Investments Risk—A significant portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income investments. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income investments.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments declines in certain interest rate environments.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of bonds may not be able or willing to meet interest or principal payments when the bonds become due.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for an Underlying Fund to properly value its investments and that an Underlying Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in an Underlying Fund’s income.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments.

• Prepayment Risk—The risk that during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing an Underlying Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

• Extension Risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors could cause the Fund or an

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Underlying Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Underlying Fund Risk—The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. An Underlying Fund may use futures and options, and an Underlying Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

There can be no assurances that the Fund or an Underlying Fund’s will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retail Class and Retirement Class over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2010, and how those returns compare to those of a broad-based securities market index and a composite index based on the Fund’s target allocations. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reﬂect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

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ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)†

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2011, was 4.92%.

Best quarter: 12.65%, for the quarter ended June 30, 2009. Worst quarter: -14.15%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2010

	Inception Date	One Year		Since Inception
Institutional Class	3/31/06		$
Return Before Taxes		13.44%		3.21%
Return After Taxes on Distributions		12.48%		2.11%
Return After Taxes on Distributions and Sale of
Fund Shares		8.88%		2.15%
Retail Class	3/31/06
Return Before Taxes		13.20%		3.14%
Retirement Class	3/31/06
Return Before Taxes		13.29%		2.95%
Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)		16.93%		1.77%†
Managed Allocation Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		11.94%		3.81%†

Current performance of the Fund’s shares may be higher or lower than that shown above.

† The performance above is calculated from the Institutional Class inception date.

‡ As of the close of business on December 31, 2010, the Managed Allocation Composite Index consisted of: 45.0% Russell 3000 Index; 40.0% Barclays Capital U.S. Aggregate Bond Index; and 15.0% MSCI EAFE Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a),

TIAA-CREF Managed Allocation Fund  ■  Summary Prospectus     9

401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class and after-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	John Cunniff, CFA	Hans Erickson, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Director
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class shares are generally available for purchase through employee benefit plans. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy section in the statutory prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt

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shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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